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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549



                                     FORM 8-K


                                  CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  January 21, 1998


                              SUNDSTRAND CORPORATION
      --------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


         Delaware                   1-5358                  36-1840610
----------------------------   ----------------   ----------------------------
(State or other jurisdiction   (Commission File   (IRS Employer Identification
     of incorporation)              Number)                   Number)


       4949 Harrison Avenue
       P.O. Box 7003
       Rockford, Illinois                                   61125-7003
----------------------------------------                -----------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (815) 226-6000








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Item 5.  Other Events.
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         Registrant is filing herewith, as Exhibit 99.1, a
         cautionary statement for purposes of the "Safe Harbor for Forward-Looking Statements" provision of the Private Securities Litigation Reform Act of 1995 which Exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         Exhibit No.          Description
         -----------          -----------
            99.1              Cautionary Statement







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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 SUNDSTRAND CORPORATION
                                 (Registrant)



Dated:   January 21, 1998        By:   /s/ Paul Donovan
                                 ---------------------------------
                                 Name:   Paul Donovan
                                 Title:  Executive Vice President and
                                         Chief Financial Officer










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                          EXHIBIT INDEX



                                             Page in Sequentially
        Exhibit        Description              Numbered Copy
        -------        -----------           --------------------

        99.1           Cautionary Statement            5










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                                                     Exhibit 99.1

                      CAUTIONARY STATEMENT


Sundstrand Corporation (the "Registrant") and its representatives from time to time publish reports, file written statements or documents with the Securities and Exchange Commission, issue news releases, and participate in conference calls, meetings and discussions with shareholders, analysts, investors and potential investors in which forward-looking statements are made.

Forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995) made by the Registrant are based on assumptions, such as the timing, volume, and pricing of customer orders. These assumptions are based on a variety of factors, including projections of economic growth for domestic and foreign markets, estimates of aircraft revenue passenger miles, projections of aircraft deliveries, anticipated levels of defense spending, projections of capital spending in a variety of industrial markets, and industry-specific economic outlooks. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those outlined in the forward-looking statements. The risks and uncertainties include the risk of cancellation or adjustment of large aircraft orders, greater-than-anticipated pressures in the aerospace industry, collective bargaining, labor disputes, termination of and/or difficulties related to significant government programs (particularly military procurement programs serviced by the Registrant), decreased global demand in the Registrant's markets or the markets served by the Registrant's customers (particularly commercial airline traffic), lower-than-anticipated penetration of foreign markets, and potential risks associated with efforts by the Registrant, its suppliers and customers to modify their information and other systems, operations and products to resolve the year 2000 issue.










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